UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) December 1, 2006

EQUITY ONE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Maryland
(State or Other Jurisdiction of Incorporation)

001-13499	52-1794271
(Commission File Number)	(IRS Employer Identification No.

 1600 NE Miami Gardens Drive
North Miami Beach, Florida 33179
(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (305) 947-1664

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory
                    Arrangements of Certain Officers.

On December 4, 2006, Equity One, Inc., a Maryland corporation (“Equity One” or the “Company”), announced that Jeffrey S. Olson had been elected by its Board of Directors as Chief Executive Officer of Equity One as of December 1, 2006. Mr. Olson assumed the position of CEO following the resignation of Chaim Katzman, who will continue to serve as Chairman of the Board. With these actions, Equity One accelerated its previously announced plans under which Mr. Katzman would resign from, and Mr. Olson would be appointed to, that position prior to April 1, 2007, as described in the Current Report on Form 8-K filed by the Company on August 31, 2006.

On December 1, 2006, Equity One entered into a Second Amendment to the Amended and Restated Employment Agreement (the “Amendment”) with Mr. Katzman, which amended certain terms of the Amended and Restated Employment Agreement (the “Employment Agreement”) with Mr. Katzman previously filed by Equity One as an exhibit to its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the period ended September 30, 2003. Under the Amendment, Mr. Katzman acknowledged his resignation from the position of Chief Executive Officer of Equity One effective December 1, 2006 and the non-renewal of the Employment Agreement which expires on December 31, 2006. Mr. Katzman will continue to serve as Chairman of the Board of Equity One for the balance of the term of the Employment Agreement and, commencing January 1, 2007, for the next four years under the terms of the Chairman Compensation Agreement previously filed by the Company as an exhibit to its Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission for the period ended September 30, 2006. The Amendment is attached to this Current Report as Exhibit 10.1 and the terms thereof are hereby incorporated herein by reference.

Item 7.01   Regulation FD Disclosure.

A copy of the press release announcing the Mr. Olson’s appointment as Chief Executive Officer and Mr. Katzman’s resignation is furnished as Exhibit 99.1 hereto.

Item 9.01  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Not applicable

(b) Pro Forma Financial Information.

Not applicable

(c)  Exhibits

10.1 - Second Amendment to Amended and Restated Employment Agreement by and between Equity One and Chaim Katzman

99.1 — Press Release dated December 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EQUITY ONE, INC.

Date:  December 7, 2006                       By:_/s/ Jeffrey S. Olson
Jeffrey S. Olson
Chief Executive Officer and President

EXHIBIT INDEX

Exhibit Document

10.1	Second Amendment to Amended and Restated Employment Agreement by and between Equity One and Chaim Katzman
99.1	Press Release of Equity One dated December 4, 2006